UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2001

                                                   Varian, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25393 (Commission File Number)	77-0501995 (IRS Employer Identification No.)

3120 Hansen, Palo Alto, California (Address of principal executive offices)	94304-1030 (Zip Code)

Registrant's telephone number, including area code: (650) 213-8000

Not applicable (Former name or former address, if changed since last report.)

Item 5.    Other Events.

         Varian, Inc., a Delaware corporation (the "Company"), has entered into a First Amendment to Rights Agreement, dated as of November 2, 2001 (the "Rights Agreement Amendment"), with First Chicago Trust Company of New York, as Rights Agent (the "Original Rights Agent"), which amends the Rights Agreement, dated as of January 18, 1999 (the "Rights Agreement"), between the Company and the Original Rights Agent. The Rights Agreement Amendment confirms, among other things, the appointment of EquiServe Trust Company, N.A. as the successor Rights Agent to the Original Rights Agent under the Rights Agreement, as amended. The Rights Agreement Amendment also sets forth various amendments to the Rights Agreement which the Board of Directors of the Company deemed appropriate or necessary to effect such appointment. The Rights Agreement Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights Agreement Amendment is qualified in its entirety by reference to such exhibit.

Item 7.     Financial Statements and Exhibits.

Exhibit No. 4.1

Description

First Amendment to Rights Agreement, dated as of November 2, 2001, between Varian, Inc. and First Chicago Trust Company of New York, as Rights Agent (incorporated herein by reference to Exhibit 2 to the registrant’s Form 8-A/A registration statement filed with the Securities and Exchange Commission on November 21, 2001).

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 21, 2001	VARIAN, INC. (Registrant) By: /s/ Arthur W. Homan Arthur W. Homan Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No. 4.1

Description

First Amendment to Rights Agreement, dated as of November 2, 2001, between Varian, Inc. and First Chicago Trust Company of New York, as Rights Agent (incorporated herein by reference to Exhibit 2 to the registrant’s Form 8-A/A registration statement filed with the Securities and Exchange Commission on November 21, 2001).